UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 25, 2012

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact name of Registrant as specified in its charter)

Ireland	001-31560	98-0648577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

38/39 Fitzwilliam Square Dublin 2 Ireland	NA
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (353) (1) 234-3136

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                   Results of Operations and Financial Condition.

On July 30, 2012, Seagate Technology plc (the “Company” or “Seagate”) issued a press release and supplemental commentary reporting its financial results for the fiscal quarter and fiscal year ended June 29, 2012.  The press release and supplemental commentary are attached to this Current Report on Form 8-K as Exhibit 99.1 and 99.2, respectively.

The information contained in this report, the attached press release and supplemental commentary is “furnished” but shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Item 5.02                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2012 (the “Effective Date”), the Board of Directors (the “Board”) of Seagate Technology plc appointed Mei Wei Cheng to serve as a director of Seagate. Mr. Cheng has also been appointed to serve on the Finance Committee of the Board. Mr. Cheng was appointed upon the recommendation of the Nominating and Corporate Governance Committee and has been determined by the Board to be an independent director. Mr. Cheng will serve until Seagate’s next annual general meeting of shareholders (the “AGM”) when he is expected to stand for election by a vote of Seagate’s shareholders.

Mr. Cheng, 62, currently serves as a director of Diebold, Inc., which position he has held since 2009; he also serves as a member of the Audit and Governance Committees of Diebold. Since July 2010, Mr. Cheng has served as CEO of Siemens North East Asia and President and CEO of Siemens Ltd., China. Prior to joining Siemens in 2009, he was Chairman and CEO of Ford Motor Company (China) Ltd., as well as a Corporate Group Vice President of Ford Motor Company from 1998 to 2009. Previously, Mr. Cheng held executive positions at General Electric Corporation (GE), including Corporate Vice President, Regional Executive and President of GE Appliance—Asia, and Chairman and CEO of GE (China) Ltd. He began his career at AT&T, where he last served as President of AT&T China. Mr. Cheng holds a bachelor of science degree in industrial engineering/operations research from Cornell University, an M.B.A. from Rutgers University and is a graduate of Dartmouth’s Tuck Executive Program and MIT’s Program for Senior Executives. He is also a member of the Committee of 100, and serves as the International Senior Economic Consultant for the People’s Government of Shaanxi Province, as well as for the cities of Chongqing and Wuhan.

Mr. Cheng will participate in the non-employee director compensation arrangements generally applicable to all Seagate non-employee directors. Under the terms of those arrangements as currently in effect, he will receive, among other things: (i) an annual cash retainer of $72,000 for service on the Board, and (ii) an initial restricted share unit grant equal in number to $200,000 divided by the average closing stock price for the quarter prior to the grant and rounded to the nearest whole share, provided, however, that the initial grant shall be prorated on the basis of the number of days between the Effective Date and the AGM.  In addition, Mr. Cheng will receive $10,000 per annum for service on the Finance Committee.

In connection with the appointment, Seagate and Mr. Cheng will enter into a deed of indemnity, the form of which was filed with the SEC on July 29, 2010, as Exhibit 10.1 to Seagate’s Current Report on Form 8-K dated July 27, 2010.

A copy of Seagate’s press release announcing the appointment of Mei Wei Cheng is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 8.01      Other Events.

On July 30, 2012, Seagate Technology plc issued a press release announcing that its Board of Directors (the “Board”) has approved an increase to its quarterly cash dividend.  A copy of the press release is attached as Exhibit 99.1, and incorporated by reference to this Current Report on Form 8-K.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated July 30, 2012, of Seagate Technology plc entitled “Seagate Technology Reports Fiscal Fourth Quarter 2012 and Year-End 2012 Financial Results.”

99.2	Supplemental Commentary, dated July 30, 2012, of Seagate Technology plc entitled “Seagate Technology plc Fiscal Fourth Quarter and Year-End 2012 Financial Results.”

99.3	Press release, dated July 25, 2012, of Seagate Technology plc entitled “Mei-Wei Cheng Named to Seagate Technology Board of Directors”

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, statements about our plans, strategies and prospects and estimates of industry growth for the fiscal quarter ending September 30, 2012 and beyond. These statements identify prospective information and include words such as “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects” and similar expressions. These forward-looking statements are based on information available to the Company as of the date of this Current Report. Current expectations, forecasts and assumptions involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks, uncertainties, and other factors may be beyond the Company’s control. In particular, the uncertainty in global economic conditions continues to pose a risk to the Company’s operating and financial performance as consumers and businesses may defer purchases in response to tighter credit and financial news. Such risks and uncertainties also include, but are not limited to, the impact of the variable demand and adverse pricing environment for disk drives, particularly in view of current business and economic conditions; dependence on the Company’s ability to successfully qualify, manufacture and sell its disk drive products in increasing volumes on a cost-effective basis and with acceptable quality, particularly the new disk drive products with lower cost structures; the impact of competitive product announcements; and possible excess industry supply with respect to particular disk drive products; the Company’s ability to achieve projected cost savings in connection with restructuring plans; and significant disruption to the industry supply chain due to the severe flooding throughout parts of Thailand. Information concerning risks, uncertainties and other factors that could cause results to differ materially from those projected in the forward-looking statements is contained in the Company’s Annual Report on Form 10-K and Form 10-K/A as filed with the U.S. Securities and Exchange Commission on August 17, 2011 and August 24, 2011 respectively, and in the Company’s Quarterly Report on Form 10-Q as filed with the U.S. Securities and Exchange Commission on April 30, 2012 which statements are incorporated into this Current Report by reference. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

By:	/s/ PATRICK J. O’MALLEY
Name:	Patrick J. O’Malley
Title:	Executive Vice President and Chief Financial Officer

Date: July 30, 2012